Crosstex Energy, L.P.
1,800,000 Common Units
UNDERWRITING AGREEMENT
December 14, 2007
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
     Crosstex Energy, L.P., a Delaware limited partnership (the “Partnership”) proposes to sell an aggregate of 1,800,000 common units (the “Firm Units”) of the Partnership’s common units representing limited partnership interests (the “Common Units”). In addition, the Partnership proposes to grant to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) options to purchase up to an aggregate of 270,000 Common Units on the terms set forth in Section 2 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”
     The Partnership, Crosstex Energy Services, L.P., a Delaware limited partnership (the “Operating Partnership”), and Crosstex Operating GP, LLC, a Delaware limited liability company (“Operating GP”), hereby confirm their agreement with the several Underwriters as set forth below. The Partnership, the Operating Partnership, the General Partner and Operating GP are collectively referred to herein as the “Crosstex Parties.” This is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.
     The Partnership operates its business through Operating GP and the Operating Partnership. Operating GP serves as the general partner of the Operating Partnership. The subsidiaries listed on Schedule 2 hereto are collectively referred to herein as the “Significant Subs.” The Crosstex Parties and the Significant Subs are collectively referred to herein as the “Crosstex Entities.”
     1. Representations, Warranties and Agreements of the Crosstex Parties. The Crosstex Parties represent, warrant and agree that:
     (a) A registration statement on Form S-3 with respect to the Units with respect to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time. The base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Units filed with the Commission by the Partnership pursuant to Rule 424(b) under the Securities Act is herein after called a “Preliminary Prospectus”; “Registration Statement” means such registration statement, including all exhibits and any documents incorporated by reference therein at such time and any prospectus supplement relating to the Units filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations, each as amended at the Effective Time; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; and “Prospectus” means the form of the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Basic Prospectus, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Units filed with the Commission pursuant to Rule 424(b) under the Securities Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus”). The Commission has not issued any order suspending the effectiveness of the Registration Statement or any part thereof, and no proceeding for such purpose has been instituted or, to the knowledge of the Crosstex Parties, threatened by the Commission.
     (b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and any Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by any Underwriter through Goldman, Sachs & Co. or Wachovia Capital Markets, LLC expressly for use therein;

     (c) For the purposes of this Agreement, the “Applicable Time” is 8:30 a.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule 4 hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or a Pricing Prospectus in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter through Goldman, Sachs & Co. or Wachovia Capital Markets, LLC expressly for use therein;
     (d) The Registration Statement conformed in all material respects at the Effective Time, conforms in all material respects on the date hereof and will conform in all material respects on the applicable Delivery Date (as defined in Section 4), and any post-effective amendment to the Registration Statement filed after the date hereof will conform in all material respects on the applicable effective date, as of the Initial Delivery Date (as defined in Section 4) and as of any subsequent Delivery Date, as the case may be, to the requirements of the Securities Act and the Rules and Regulations. The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, at the Effective Time, and the Prospectus, as of its date and on the applicable Delivery Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter through Goldman, Sachs & Co. or Wachovia Capital Markets, LLC specifically for inclusion therein, which information is specified in Section 9(e). The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.
     (e) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the

Prospectus, when filed with Commission and on the applicable Delivery Date, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule 4 hereto.
     (f) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (“Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Pricing Prospectus.
     (g) Crosstex Energy GP, L.P., a Delaware limited partnership (the “General Partner”), has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties, to conduct its business and to act as a general partner of the Partnership in all material respects as described in the Registration Statement and the Pricing Prospectus.
     (h) Operating GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Pricing Prospectus. Operating GP has all necessary limited liability company power and authority to act as general partner of the Operating Partnership.
     (i) The Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Pricing Prospectus.
     (j) Each of the Significant Subsidiaries has been duly formed and is validly existing in good standing under the laws of its respective jurisdiction of formation, with all limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct its business, in each case, in all material respects as described in the Registration Statement and the Pricing Prospectus.
     (k) Each of the Crosstex Entities is duly registered or qualified as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to register or qualify would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Crosstex Entities, taken as a whole (“Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.
     (l) The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns its general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Section 4.6 of the Partnership Agreement or as described in the Pricing Prospectus and the Prospectus), security interests, equities, charges or claims.
     (m) The issued and outstanding limited partner interests of the Partnership consist of 22,060,519 Common Units, 4,668,000 subordinated units representing subordinated limited partnership interests in the Partnership (“Subordinated Units”), 12,829,650 senior subordinated series C units representing senior subordinated limited partnership interests in the Partnership (“Senior Subordinated Series C Units”), 3,875,340 senior subordinated series D units representing senior subordinated limited partnership interests in the Partnership (“Senior Subordinated Series D Units”) and the incentive distribution rights, as defined in the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (as the same has been and may be amended or restated at or prior to the applicable Delivery Date, the “Partnership Agreement”) (the “Incentive Distribution Rights”). All outstanding Common Units, Subordinated Units, Senior Subordinated Series C Units, Senior Subordinated Series D Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
     (n) Crosstex Holdings, L.P., a Delaware limited partnership (“Holdings”), owns 5,332,000 Common Units and 4,668,000 Subordinated Units (all such Common and Subordinated Units being collectively referred to herein as the “Sponsor Units”), and the General Partner owns all of the Incentive Distribution Rights. Holdings owns the Sponsor Units and the General Partner owns the Incentive Distribution Rights free and clear of all liens, encumbrances (except with respect to the Incentive Distribution Rights, restrictions on transferability contained in Section 4.7 of the Partnership Agreement or as described in the Pricing Prospectus), equities security interests, charges or claims.
     (o) At the Initial Delivery Date or the Option Units Delivery Date, as the case may be, the Firm Units or the Option Units to be sold by the Partnership and the limited partner interests represented thereby, will be duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware

LP Act or as otherwise described in the Pricing Prospectus under the caption “Description of the Common Units—Limited Liability”).
     (p) Operating GP is the sole general partner of the Operating Partnership with a .001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Operating Partnership (as the same may be amended and restated at or prior to the applicable Delivery Date, the “Operating Partnership Agreement”); Operating GP owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Article IV of the Operating Partnership Agreement or as described in the Prospectus), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims arising under the Fourth Amended and Restated Credit Agreement, dated as of November 1, 2005 (as the same has been amended prior to the date hereof, the “Credit Agreement”), among the Partnership, Bank of America, N.A. and certain other parties and (ii) the Amended and Restated Note Purchase Agreement, dated as of July 25, 2006 (as the same has been amended prior to the date hereof and together with the notes issued thereunder, the “Master Shelf Agreement”), among the Partnership, the Operating Partnership, Prudential Investment Management, Inc. and certain other parties; the Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Article IV of the Operating Partnership Agreement or as described in the Pricing Prospectus), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims arising under the Credit Agreement and the Master Shelf Agreement.
     (q) The Partnership owns 100% of the issued and outstanding membership interests in Operating GP; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended or restated at or prior to the applicable Delivery Date, the “Operating GP LLC Agreement”) and are fully paid (to the extent required under the Operating GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Pricing Prospectus or as otherwise contained in the Operating GP LLC Agreement), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims arising under the Credit Agreement and the Master Shelf Agreement.
     (r) All of the outstanding partnership interests or membership interests, as the case may be, of each of the Significant Subs have been duly and validly authorized and issued, and are fully paid (to the extent required under the applicable limited partnership agreement or limited liability company agreement of each Significant Sub) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 3.03, 5.02 and 6.07 of the Texas Revised Limited Partnership Act (the “Texas LP Act”), as applicable, in the case of partnership interests, or Sections 18-607 and 18-804 of the Delaware LLC Act, as applicable, in the case of membership interests). The Operating Partnership directly or indirectly owns the partnership interests or membership interests in each Significant Sub free and clear of all liens, encumbrances (except restrictions on transferability as described in the Pricing Prospectus or as otherwise contained in the applicable limited partnership agreement or limited liability company agreement of each Significant Sub), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims arising under the Credit Agreement and the Master Shelf Agreement.
     (s) Crosstex Energy GP, LLC, a Delaware limited liability company (“GP LLC”), is the sole general partner of the General Partner with a .001% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the General Partner (as the same may be amended and restated at or prior to the applicable Delivery Date, the “General Partner Partnership Agreement” and, together with the Partnership Agreement, the Operating Partnership Agreement and the Operating GP LLC Agreement, the “Operative Agreements”); GP LLC owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus or as otherwise contained in the General Partner Partnership Agreement), security interests, equities, charges or claims; Holdings is the sole limited partner of the General Partner with a 99.999% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Holdings owns such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Pricing Prospectus or as otherwise contained in the General Partner Partnership Agreement), security interests, equities, charges or claims.
     (t) Holdings owns 100% of the issued and outstanding membership interests in GP LLC; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of GP LLC (as the same may be amended or restated at or prior to the applicable Delivery Date, the “GP LLC Agreement”) and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Holdings owns its membership interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Pricing Prospectus or as otherwise contained in the GP LLC Agreement), security interests, equities, charges or claims.

     (u) The Partnership has no direct or indirect subsidiaries other than the Significant Subs that, individually or in the aggregate, would be deemed a “significant subsidiary” as such term is defined in Rule 405 promulgated under the Securities Act.
     (v) The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus. At the Initial Delivery Date and the Option Units Delivery Date, all partnership and limited liability company action, as the case may be, required to be taken by the Crosstex Entities or any of their members or partners for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken. This Agreement has been duly and validly authorized, executed and delivered by each of the Crosstex Parties.
     (w) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the General Partner Partnership Agreement has been duly authorized, executed and delivered by GP LLC and Holdings and is a valid and legally binding agreement of GP LLC and Holdings, enforceable against GP LLC and Holdings in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by Operating GP and the Partnership and is a valid and legally binding agreement of Operating GP and the Partnership, enforceable against Operating GP and the Partnership in accordance with its terms; the Operating GP LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided that, with respect to each Operative Agreement, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained in any of such Operative Agreements may be limited by applicable laws and public policy.
     (x) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Crosstex Parties, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Crosstex Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Crosstex Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Crosstex Entities or any of their properties in a proceeding to which any of them or their property is a party or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Crosstex Entities, which conflicts, breaches, violations, defaults, liens, charges or encumbrances, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or could materially impair the ability of any of the Crosstex Entities to perform their obligations under this Agreement or the Operative Agreements.
     (y) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Crosstex Entities or any of their respective properties is required in connection with the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Crosstex Parties or the consummation by the Crosstex Parties of the transactions contemplated by this Agreement, except for (i) such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws and (ii) such consents that have been, or prior to the Initial Delivery Date will be, obtained.
     (z) Except as described in the Prospectus or, in the case of transfer restrictions, as set forth in the agreement of limited partnership, limited liability company agreement or other organizational documents of the Crosstex Entities, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests of any of the Crosstex Entities, in each case pursuant to the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation or other organizational document of any of the Crosstex Entities, or any other agreement or instrument to which any of such entities is a party or by which any one of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership other than as have been waived. Except as described in the Prospectus, there are no outstanding options or warrants to purchase any partnership or membership interests in any of the Crosstex Entities.
     (aa) None of the Crosstex Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement thereto), (i) none of the Crosstex Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Crosstex Entities, (ii) there has not been any material change in the capitalization or material increase in the short-term debt or long-term debt of the Crosstex Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in or affecting the general affairs, business, prospects, properties, management, condition (financial or other), partners’ capital, members’ equity, net worth or results of operations of the Crosstex Entities.
     (bb) The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Pricing Prospectus or the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except to the extent described therein.
     (cc) KPMG LLP, who have certified certain financial statements of the Partnership and its consolidated subsidiaries, and have audited the effectiveness of the Partnership’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment thereof, whose reports appears in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.
     (dd) The Operating Partnership and the Significant Subs have good and indefeasible title to all real property and good title to all personal property described in the Prospectus as owned by the Operating Partnership and the Significant Subs, free and clear of all liens, claims, security interests, or other encumbrances, except (1) as described, and subject to limitations contained, in the Registration Statement or Pricing Prospectus or (2) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement and the Prospectus, except, in each case, for such liens, security interests, claims and encumbrances arising under the Credit Agreement and the Master Shelf Agreement.
     (ee) The Crosstex Entities maintain insurance covering the properties, operations, personnel and businesses of the Crosstex Entities against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Crosstex Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Initial Delivery Date and on any Option Units Delivery Date, if any.
     (ff) Except as described in the Pricing Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official,

domestic or foreign, now pending or, to the knowledge of the Crosstex Entities, threatened, to which any of the Crosstex Entities is or may be a party or to which the business or property of any of the Crosstex Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been formally proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Crosstex Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units, or (C) in any manner draw into question the validity of this Agreement or the Operative Agreements.
     (gg) There are no legal or governmental proceedings pending or, to the knowledge of the Crosstex Entities, threatened, against any of the Crosstex Entities, or to which any of the Crosstex Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Pricing Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Pricing Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.
     (hh) No labor disturbance by the employees of the Crosstex Entities exists or, to the knowledge of the Crosstex Parties, is imminent.
     (ii) Each of the Crosstex Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not have a Material Adverse Effect.
     (jj) None of the Crosstex Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, have a Material Adverse Effect or could materially impair the ability of any of the Crosstex Entities to perform their obligations under this Agreement or the Operative Agreements. To the knowledge of the Crosstex Entities, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Crosstex Entities is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.
     (kk) None of the Crosstex Entities is now, and after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” none of the Crosstex Entities will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     (ll) Each of the Crosstex Entities (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Crosstex Entities’ financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Crosstex Entities’ assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Crosstex Entities’ assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (mm) (i) The Crosstex Entities have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Crosstex Entities, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (nn) Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Partnership and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership and each of its subsidiaries, and (ii) there have been no changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (oo) There is and has been no failure on the part of the Partnership and any of the Partnership’s directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).
     (pp) None of the Crosstex Entities have distributed and, prior to the later to occur of (i) the Initial Delivery Date or any Option Units Delivery Date, if any, and (ii) completion of the distribution of the Units, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
     (qq) None of the Crosstex Entities (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Common Units or (B) has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership.
     (rr) The Partnership has made any required notice or filing regarding the listing of the Units to The NASDAQ Stock Market, Inc.
     (ss) Each of the Crosstex Entities has, or at the applicable Delivery Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Prospectus, subject to such qualifications as may be set forth in the Registration Statement and the Pricing Prospectus and except for such permits that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the Crosstex Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date in the manner described, and subject to the limitations contained, in the Prospectus and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.
     (tt) Each of the Crosstex Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Pricing Prospectus, except for (i) qualifications, reservations and encumbrances that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Pricing Prospectus, each of the Crosstex Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the Pricing Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Crosstex Entities, taken as a whole.
     (uu) Except as described in the Pricing Prospectus, the Crosstex Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have any liability in connection with the release into the environment of any Hazardous Materials, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
     Any certificate signed by any officer of any of the Crosstex Parties and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such Crosstex Party, as to matters covered thereby, to each Underwriter.
     2. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 1,800,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Partnership that number of Firm Units set forth opposite the name of such Underwriter in Schedule 1.
     In addition, the Partnership grants to the Underwriters an option to purchase up to 270,000 Option Units. Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Common Units as the Underwriters may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Units.

     The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $32.10 per Common Unit.
     The Partnership shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.
     3. Offering of Units by the Underwriters. Upon authorization by the Underwriters of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.
     4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Partnership. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to Goldman, Sachs & Co. for the account of each Underwriter against payment by the several Underwriters through Goldman, Sachs & Co. of the respective aggregate purchase prices of the Firm Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the accounts specified by the Partnership. Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Delivery of the Firm Units shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct.
     The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Underwriters; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Underwriters, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”
     5. Further Agreements of the Partnership. The Partnership agrees:
     (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all other material required to be filed by the Partnership with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Units; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Units, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain the withdrawal of such order;
     (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per unit earnings), (ii) any Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, which in the case of the Prospectus, must be delivered prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the effective date of the Registration Statement in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

     (d) If, during the period when a prospectus relating to any of the Units is required to be delivered under the Securities Act by any Underwriter or dealer, (i) any event relating to or affecting the Partnership or of which the Partnership shall be advised in writing by the Underwriters shall occur as a result of which, in the opinion of the Partnership or the counsel for the Underwriters, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Rules and Regulations, the Exchange Act or the rules and regulations under the Exchange Act, the Partnership will forthwith at its expense prepare and file with the Commission, and furnish to the Underwriters a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance;
     (e) The Partnership will not file any amendment or supplement to the Registration Statement, the Basic Prospectus (or any other prospectus relating to the Units filed pursuant to Rule 424(b) of the Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)), of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing after being so advised unless the Partnership shall have determined based upon the advice of counsel that such amendment or supplement is required by law; and the Partnership will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed;
     (f) As soon as practicable after the Effective Date but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), to make generally available to the Partnership’s security holders and to deliver to the Underwriters an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158);
     (g) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;
     (h) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than the Units and Common Units issued pursuant to employee benefit plans, qualified unit option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8 and other than any registration statement required to be filed relating to the Senior Subordinated Series C Units, the Senior Subordinated Series D Units or the Common Units issuable or issued upon conversion of the Subordinated Units, the Senior Subordinated Series C Units or the Senior Subordinated Series D Units of the Partnership) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Goldman, Sachs & Co. and Wachovia Capital Markets, LLC and to cause each officer and director of the Partnership set forth on Schedule 3 hereto to furnish to the Underwriters, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”);
     (i) To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Pricing Prospectus under the caption “Use of Proceeds”; and
     (j) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Partnership’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Units (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
     6. Additional Agreements.
     (a) The Partnership represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Partnership, it has not made and will not make any offer relating to the Units that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Partnership and the Underwriters is listed on Schedule 4 hereto;

     (b) The Partnership has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and
     (c) The Partnership agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Partnership will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Partnership by any Underwriter through Goldman, Sachs & Co. or Wachovia Capital Markets, LLC expressly for use therein.
     7. Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus the Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any amendment or supplement to thereto or any document incorporated by reference therein, all as provided in this Agreement; (d) the printing and distribution of this Agreement, any supplemental agreement among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the transfer agent; (f) any required review by the Financial Industry Regulatory Authority (the “FINRA”) of the terms of sale of the Units; (g) the inclusion of the Units on The NASDAQ Global Select Market; (h) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(g) and the preparation, printing and distribution of a Blue Sky Memorandum, if any (including related fees and expenses of counsel to the Underwriters); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any Internet roadshow, travel and lodging expenses of the representatives and officers of the Partnership and the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 7 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters

     8. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Crosstex Parties contained herein, to the performance by the Crosstex Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); all material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.
     (b) No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All limited partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Basic Prospectus and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Crosstex Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Baker Botts L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B.
     (e) The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (f) At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter, in form and substance satisfactory to the

Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (g) With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Underwriters a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (h) The Partnership shall have furnished to the Underwriters a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:
     (i) The representations, warranties and agreements of the Crosstex Parties in Section 1 are true and correct on and as of such Delivery Date, and each of the Crosstex Parties has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the Registration Statement and the Prospectus and (A) nothing has come to their attention that would lead them to believe that the Registration Statement, as of the Effective Time, and the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact and omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Time, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth.
     (i) Except as set forth in the Registration Statement and the Pricing Prospectus, (i) none of the Crosstex Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus exclusive of any amendment or supplement thereto after the date hereof), any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of any of the Crosstex Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Crosstex Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (j) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities.
     (k) On or after the Applicable Time, there shall not have occurred any of the following: (i) trading in any securities of the Partnership shall have been suspended by the Commission or by The NASDAQ Global Select Market, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

     (l) The Lock-Up Agreements between the Underwriters and the officers, directors and certain unitholders of the Partnership set forth on Schedule 3, delivered to the Underwriters on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
     (m) The Partnership shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     9. Indemnification and Contribution.
     (a) The Crosstex Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or in any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Crosstex Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus, or in any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(e). The foregoing indemnity agreement is in addition to any liability which the Crosstex Parties may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Crosstex Parties, their respective directors, officers and employees, and each person, if any, who controls the Crosstex Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Crosstex Parties or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or in any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e) and shall reimburse the Crosstex Parties and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Crosstex Parties or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Crosstex Parties or any such director, officer, employee or controlling person.
     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under paragraphs (a) or (b) above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under paragraphs (a) or (b) above for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective directors, officers, employees, and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Crosstex Parties under this Section 9 if (i) the Crosstex Parties and the Underwriters shall have so mutually agreed; (ii) the Crosstex Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Crosstex Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Crosstex Parties, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Crosstex Parties. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent, but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Crosstex Parties, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Crosstex Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Crosstex Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Crosstex Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Crosstex Parties on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Crosstex Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.
     (e) The Underwriters severally confirm and the Crosstex Parties acknowledge and agree that the statements set forth in the Prospectus (i) in the last paragraph of the cover page regarding delivery of the Units and, (ii) under the heading “Underwriting,” (A) the list of Underwriters and their respective participation in the sale of the Units and (B) the fifth, ninth, and tenth paragraphs are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.
     10. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of the Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Crosstex Parties, except that the Crosstex Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Crosstex Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Underwriters or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
     11. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 8(i), 8(j) and 8(k) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
     12. Reimbursement of Underwriters’ Expenses. If (a) the Partnership shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Partnership to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Crosstex Parties is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, other than in each case because of the events set forth in clauses (ii) through (v) of Section 8(k), the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more

Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.
     13. No Fiduciary Duty. The Crosstex Parties acknowledge and agree that (i) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction between the Crosstex Parties, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Crosstex Parties, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Crosstex Parties with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Crosstex Parties on other matters) or any other obligation to the Crosstex Parties except the obligations expressly set forth in this Agreement and (iv) the Crosstex Parties have consulted their own legal and financial advisors to the extent they deemed appropriate. The Crosstex Parties agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Crosstex Parties, in connection with such transaction or the process leading thereto.
     14. Research Independence. In addition, the Crosstex Parties acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of its investment bankers. The Crosstex Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Crosstex Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Crosstex Parties by such Underwriters’ investment banking divisions. The Crosstex Parties acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.
     15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to each of: Goldman, Sachs & Co., 85 Broad Street, 23rd Floor, New York, New York 10004, Attention: Registration Department and Wachovia Capital Markets, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152, Attention: Equity Syndicate Department; and
     (b) if to the Crosstex Parties, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Crosstex Parties set forth in the Registration Statement, Attention: General Counsel (Fax: 214-721-9384);

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Crosstex Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Goldman, Sachs & Co and Wachovia Capital Markets, LLC.
     In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Crosstex Parties, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.
     16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Crosstex Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Crosstex Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the directors of the Crosstex Parties, the officers of the Crosstex Parties who have signed the Registration Statement and any person controlling the Crosstex Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     17. Survival. The respective indemnities, representations, warranties and agreements of the Crosstex Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
     18. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
     19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Crosstex Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P.,
its General Partner

By:	Crosstex Energy GP, LLC,
its General Partner

By:	/s/ William W. Davis

Name:	William W. Davis

Title:	Executive Vice President and Chief Financial Officer

CROSSTEX ENERGY SERVICES, L.P.

By:	Crosstex Operating GP, LLC,
its General Partner

By:	/s/ William W. Davis

Name:	William W. Davis

Title:	Executive Vice President and Chief Financial Officer

CROSSTEX OPERATING GP, LLC

By:	/s/ William W. Davis

Name:	William W. Davis

Title:	Executive Vice President and Chief Financial Officer

Accepted:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.

Goldman Sachs & Co.

Wachovia Capital Markets, LLC

By:	/s/ Lear Beyer

Authorized Representative Lear Beyer Managing Director Wachovia Capital Markets, LLC

SCHEDULE 1

Number of
Underwriters	Firm Units
Goldman, Sachs & Co.	900,000

Wachovia Capital Markets, LLC	900,000

Total	1,800,000

SCHEDULE 2
SIGNIFICANT SUBSIDIARIES

Jurisdiction of
Subsidiary	Formation
Crosstex Operating GP, LLC	Delaware
Crosstex Energy Services GP, LLC	Delaware
Crosstex Energy Services, L.P.	Delaware
Crosstex Gulf Coast Marketing Ltd.	Texas
Crosstex Treating Services, L.P.	Delaware
Crosstex North Texas Pipeline, L.P.	Texas
Crosstex North Texas Gathering, L.P.	Texas
Crosstex NGL Marketing, L.P.	Texas
Crosstex Processing Services, LLC	Delaware

SCHEDULE 3
PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors:	Rhys J. Best
Bryan H. Lawrence
James C. Crain
Sheldon B. Lubar
Cecil E. Martin, Jr.
Robert F. Murchison
Kyle D. Vann

Officers:	Barry E. Davis	President and Chief Executive Officer
	Jack M. Lafield	Executive Vice President
	Joe A. Davis	Executive Vice President, General Counsel and Secretary
	William W. Davis	Executive Vice President and Chief Financial Officer
	Robert S. Purgason	Executive Vice President and Chief Operating Officer

Unitholders:	Crosstex Holdings, L.P.

SCHEDULE 4
ISSUER FREE WRITING PROSPECTUSES
None

EXHIBIT A
LOCK-UP LETTER AGREEMENT
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
          The undersigned understands that you (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partnership interests (the “Common Units”) in Crosstex Energy, L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).
          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Goldman, Sachs & Co. and Wachovia Capital Markets, LLC, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exercisable or exchangeable for Common Units (other than the Units), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or, exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the final prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”).
          In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

A-1

          It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
          The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.
[Signature page follows]

A-2

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:

Name:
Title:
Dated:
[Signature Page to Lock-Up Agreement]

EXHIBIT B
FORM OF OPINION OF ISSUER’S COUNSEL
     (i) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus.
     (ii) The General Partner has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties, to conduct its business and to act as a general partner of the Partnership in all material respects as described in the Registration Statement and the Prospectus.
     (iii) Operating GP has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus. Operating GP has all necessary limited liability company power and authority to act as general partner of each of the Operating Partnership.
     (iv) The Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus.
     (v) Each of the Significant Subs has been duly formed and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation, as the case may be, with all limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct its business, in each case, in all material respects as described in the Registration Statement and the Prospectus.
     (vi) Each of the Crosstex Parties and the Significant Subs is duly registered or qualified as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction set forth in an exhibit to such opinion.
     (vii) The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns its general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Section 4.6 of the Partnership Agreement or as described in the Prospectus), security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (viii) All outstanding Common Units, Subordinated Units, Senior Subordinated Series C Units, Senior Subordinated Series D Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804of the Delaware LP Act or as otherwise described in the Prospectus under the caption “Description of the Common Units—Limited Liability”).
     (ix) Holdings owns of record 5,332,000 Common Units and 4,668,000 Subordinated Units (all such Common and Subordinated Units being collectively referred to herein as the “Sponsor Units”), and the General Partner owns all of the Incentive Distribution Rights; and Holdings owns its Sponsor Units and the General Partner owns the Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Holdings or the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act and, with respect to the Incentive Distribution Rights, restrictions on transferability contained in Section 4.7 of the Partnership Agreement.
     (x) At the Initial Delivery Date or the Option Units Delivery Date, as the case may be, the Firm Units or the Option Units to be sold by the Partnership and the limited partner interests represented thereby, will be duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or as otherwise described in the Prospectus under the caption “Description of the Common Units—Limited Liability”).
     (xi) Operating GP is the sole general partner of the Operating Partnership with a .001% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; Operating GP owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Article IV of the Operating Partnership Agreement or as described in the Prospectus), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act and other than those arising under the

Credit Agreement and the Master Shelf Agreement; the Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and will be fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability contained in Article IV of the Operating Partnership Agreement or as described in the Prospectus), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act and other than those arising under the Credit Agreement and the Master Shelf Agreement.
     (xii) The Partnership owns of record 100% of the issued and outstanding membership interests in Operating GP; such membership interests have been duly authorized and validly issued in accordance with the Operating GP LLC Agreement and are fully paid (to the extent required under the Operating GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus or as otherwise contained in the Operating GP LLC Agreement), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and other than those arising under the Credit Agreement and the Master Shelf Agreement.
     (xiii) The Operating Partnership directly or indirectly owns of record all of the issued and outstanding partnership interests or membership interests in each Significant Sub; such outstanding partnership interests or membership interests, as the case may be, of each of the Significant Subs have been duly authorized and validly issued in accordance with the applicable limited partnership agreement or limited liability company agreement of such Significant Sub, and are fully paid (to the extent required under the applicable limited partnership agreement or limited liability company agreement of each Significant Sub) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act or Sections 3.03, 5.02 and 6.07 of the Texas LP Act, as applicable, in the case of partnership interests, or Section 18-607 and 18-804 of the Delaware LLC Act in the case of membership interests); and the Operating Partnership owns such partnership interests and membership interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus or as otherwise contained in the applicable limited partnership agreement or limited liability company agreement of each Significant Sub), security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges and claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware or Texas, as applicable, naming the Operating Partnership or Crosstex Energy Services GP, LLC, as applicable, as a debtor is on file in the office of the Secretary of State of the State of Delaware or Texas, as applicable, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Delaware LLC Act or the Texas LP Act, as applicable, and other than those arising under the Credit Agreement and the Master Shelf Agreement.
     (xiv) GP LLC is the sole general partner of the General Partner with a .001% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement; GP LLC owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus or as otherwise contained in the General Partner Partnership Agreement), security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP LLC as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act; Holdings is the sole limited partner of the General Partner with a 99.999% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the General Partner Partnership Agreement and is fully paid (to the extent required under the General Partner Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and Holdings owns such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus or as otherwise contained in the General Partner Partnership Agreement), security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Holdings as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (xv) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the General Partner Partnership Agreement has been duly authorized, executed and delivered by GP LLC and Holdings and is a valid and legally binding agreement of GP LLC and Holdings, enforceable against GP LLC and Holdings in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by Operating GP and the Partnership and is a valid and legally binding agreement of Operating GP and the Partnership, enforceable against Operating GP and the Partnership in accordance with its terms; the Operating GP LLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided, that with respect to each such Operative Agreement, the enforceability thereof is subject to (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (xvi) The Agreement has been duly and validly authorized, executed and delivered by each of the Crosstex Parties.
     (xvii) Except as described in the Prospectus or, in the case of transfer restrictions, as set forth in the agreement of limited partnership, limited liability company agreement or other organizational documents of the Crosstex Parties or the Significant Subs, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests of any of the Crosstex Parties or the Significant Subs, in each case pursuant to the agreement or certificate of limited partnership, limited liability company agreement, certificate of formation or other organizational documents of any of the Crosstex Parties or the Significant Subs, or any other agreement or instrument filed as an exhibit to the Registration Statement. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership other than as have been waived. To such counsel’s knowledge, except as described in the Prospectus and for options and restricted units granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interests in any of the Crosstex Parties or the Significant Subs.
     (xviii) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Crosstex Parties, or the consummation of the transactions contemplated by the Agreement (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement or other organizational documents of any of the Crosstex Parties or the Significant Subs, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any agreement filed or incorporated by reference as an exhibit to the Registration Statement, (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or the federal laws of the United States of America, or (iv) to our knowledge, results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Crosstex Entities, which breaches, violations or defaults, in the case of clauses (ii) or (iii), would, individually or in the aggregate, have a Material Adverse Effect.

     (xix) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the federal law of the United States of America or the laws of the state of Texas is required in connection with the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Crosstex Parties or the consummation by the Crosstex Parties of the transactions contemplated by this Agreement, except (i) for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, (ii) for such consents that have been obtained or made, (iii) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or (iv) as disclosed in the Registration Statement (including exhibits thereto), the Pricing Prospectus and any Free Writing Prospectus.
     (xx) The Registration Statement was declared effective under the Securities Act on July 18, 2006, and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for such purpose has been instituted or threatened by the Commission.
     (xxi) The Registration Statement, at the Effective Time, and the Pricing Prospectus and the Prospectus, as of their respective dates, were, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and schedules thereto, and the other financial and accounting data included or incorporated by reference in or omitted from the Registration Statement, the Pricing Prospectus or the Prospectus.
     (xxii) The statements in the Registration Statement and Prospectus under the captions “Description of the Common Units,” and “Description of Our Partnership Agreement,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate, in all material respects; and the Common Units, the Subordinated Units, the Senior Subordinated Series C Units, the Senior Subordinated Series D Units and the Incentive Distributions Rights conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the captions “Prospectus Summary—The Offering,” “Description of the Common Units” and “Description of Our Partnership Agreement.”
     (xxiii) To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened against any of the Crosstex Entities or to which any of the Crosstex Entities is a party or to which any of their respective properties is subject that are required to be described in the Pricing Prospectus and the Prospectus but are not so described as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

     (xxiv) The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.
     (xxv) None of the Crosstex Parties is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the Delaware LP Act, the Delaware LLC Act and the laws of the State of Texas.
     Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Partnership in connection with previous financing transactions and has acted as counsel to the Partnership in connection with the preparation of the Registration Statement, the Pricing Prospectus and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel that lead it to believe that the Registration Statement (other than (i) the financial statements and schedules thereto and the auditors’ reports thereon, (ii) the other financial information contained or incorporated by reference therein and (iii) exhibits thereto, as to which we have not been asked to comment), as of the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements and schedules thereto and the auditors’ reports thereon, (ii) the other financial information contained or incorporated by reference therein and (iii) exhibits thereto, as to which we have not been asked to comment), as of its date and as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent set forth in paragraph (xxii) above.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Crosstex Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the laws of the State of Texas, (D) with respect to the opinions expressed in paragraph (iv) above as to the due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of each of the Crosstex Parties and the Significant Subs, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on Exhibit A to such opinion (each of which shall be delivered as of a date not more than fourteen days prior to the applicable Delivery Date and shall be provided to you) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the other Crosstex Entities may be subject.

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